UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21681
Guggenheim Enhanced Equity Income Fund
 (Exact name of registrant as specified in charter)
227 W. Monroe Street, Chicago, IL 60606
 (Address of principal executive offices) (Zip code)
Amy J. Lee
227 W. Monroe Street, Chicago, IL 60606
 (Name and address of agent for service)
Registrant's telephone number, including area code: (312) 827-0100
Date of fiscal year end: December 31
Date of reporting period: January 1, 2018 to June 30, 2018

Item 1.  Reports to Stockholders.
The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”) is as follows:

Section 19(a) Notices

Guggenheim Enhanced Equity Income Fund’s (the “Fund”) reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.
June 30, 2018
	Total Cumulative Distribution					% Breakdown of the Total Cumulative
	For the Fiscal Year					Distributions for the Fiscal Year
	Net	Net				Net	Net
	Realized	Realized				Realized	Realized
Net	Short-Term	Long-Term		Total per	Net	Short-Term	Long-Term		Total per
Investment	Capital	Capital	Return of	Common	Investment	Capital	Capital	Return of	Common
Income	Gains	Gains	Capital	Share	Income	Gains	Gains	Capital	Share
$—	$—	$0.2722	$0.2078	$0.4800	— %	— %	56.70%	43.30%	100.00%

If the Fund has distributed more than its income and net realized capital gains, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of a shareholder’s investment in a Fund is returned to the shareholder. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.”
Section 19(a) notices for the Fund are available on the Fund’s website at guggenheiminvestments.com/gpm.

Section 19(b) Disclosure

The Fund, acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes a fixed amount per share, $0.2400, on a quarterly basis.
The fixed amounts distributed per share are subject to change at the discretion of the Fund’s Board. Under its Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Fund will distribute capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.
The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus and its website, guggenheiminvestments.com/gpm for a more complete description of its risks.

GUGGENHEIMINVESTMENTS.COM/GPM
...YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM ENHANCED EQUITY INCOME FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/gpm, you will find:
•	Daily, weekly and monthly data on share prices, distributions and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Fund and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	June 30, 2018

DEAR SHAREHOLDER:
We thank you for your investment in the Guggenheim Enhanced Equity Income Fund (“GPM” or the “Fund”). This report covers the Fund’s performance for the six-month period ended June 30, 2018.
The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. Guggenheim Partners Investment Management LLC (“GPIM” or the Sub-Adviser) seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing an option writing strategy developed by GPIM. The Fund may seek to obtain exposure to equity markets through investments in individual equity securities, through investments in exchange-traded funds (“ETFs”) or other investment funds that track equity market indices, and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets.
All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. For the six-month period ended June 30, 2018, the Fund provided a total return based on market price of 0.74% and a total return net of fees based on NAV of -0.71%. As of June 30, 2018, the Fund’s closing market price of $8.47 per share represented a premium of 0.12% to its NAV of $8.46 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
In each quarter of the period, the Fund paid a distribution of $0.24 per share. The most recent distribution represents an annualized distribution rate of 11.33% based on the Fund’s closing market price of $8.47 as of June 30, 2018. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 1(e) on page 40 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. GPIM serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Both the Adviser and the Sub-Adviser are affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 53 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 5

(Unaudited) continued	June 30, 2018

share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.
To learn more about the Fund’s performance and investment strategy for the six months ended June 30, 2018, we encourage you to read the Questions & Answers section of the report, which begins on page 7.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gpm.
Sincerely,
Guggenheim Funds Investment Advisors, LLC
Guggenheim Enhanced Equity Income Fund
July 31, 2018

6 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	June 30, 2018

The Guggenheim Enhanced Equity Income Fund (the “Fund” or “GPM”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes Farhan Sharaff, Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; Scott Hammond, Managing Director and Senior Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Daniel Cheeseman, Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the six-month period ended June 30, 2018.
Please describe the Fund’s investment objective and explain how GPIM’s investment strategy seeks to achieve it.
The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. GPIM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing an option-writing strategy developed by GPIM (the “portable alpha model”). The Fund may seek to obtain exposure to equity markets through investments in individual equity securities, through investments in exchange-traded funds (“ETFs”) or other investment funds that track equity market indices, and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets.
The Fund utilizes leverage to seek to deliver excess returns from the portable alpha model while maintaining a risk profile similar to the large cap U.S. equity market, presenting the potential benefit of greater income and a focus on capital appreciation. Although the use of financial leverage by the Fund may create an opportunity for increased return for the Fund’s common shares, it may also result in additional risks and may magnify the effect of any losses. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.
Can you describe the options strategy in more detail?
The Fund has the ability to write call options on the ETFs or on indices that the ETFs may track, which will typically be at- or out-of-the-money. GPIM’s strategy typically targets one-month options, although options of any strike price or maturity may be used. The Fund may, but does not have to, write options on 100% of the equity holdings in its portfolio. The typical hedge ratio (i.e., the percentage of the Fund’s equity holdings on which options are written) for the Fund is 67%, which is designed to produce a portfolio that, inclusive of leverage, has a beta of one to broad market indices. The hedge ratio, however, may be adjusted depending on the investment team’s view of the market and GPIM’s macroeconomic views. Changing the hedge ratio will impact the beta (represents the systematic risk of a portfolio and measures its sensitivity to a benchmark) of the portfolio resulting in a portfolio that has either higher or lower risk-adjusted exposure to broad market equities.

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QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2018

GPIM may engage in selling call options on indices, which could include securities that are not specifically held by the Fund. An option on an index is considered covered if the Fund also holds shares of a passively managed ETF that fully replicates the respective index and has a value at least equal to the notional value of the option written.
The Fund may also write call options on securities, including ETFs, that are not held by the Fund, or on indices other than the indices tracked by the ETFs held by the Fund. As such transactions would involve uncovered option writing, they may be subject to more risks compared to the Fund’s covered call option strategies involving writing options on securities, including ETFs, held by the Fund or indices tracked by the ETFs held by the Fund. When the Fund writes uncovered call options it will earmark or segregate cash or liquid securities in accordance with applicable guidance provided by the staff of the Securities and Exchange Commission (SEC).
The Fund seeks to achieve its primary investment objective of seeking a high level of current income through premiums received from selling options and dividends paid on securities owned by the Fund. Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option.
How are managed assets allocated?
Following the mergers of Guggenheim Enhanced Equity Strategy Fund (GGE) and Guggenheim Equal Weight Enhanced Equity Income Fund (GEQ) with and into GPM in March 2017, the Fund seeks to have ~67% of total assets (~100% of net assets) invested in the 500 individual stocks comprising the S&P 500 in equal weights (i.e., the S&P 500 Equal Weight Index) and ~33% of total assets (~50% of net assets) invested in a basket of broad index ETFs (S&P 500, Russell 2000, and NASDAQ 100). The hedge ratio remains ~67%, with options primarily written on indexes tracked by the ETFs which the Fund invests in.
The long equity exposure (100% of net assets) comes from an allocation to the stocks, equally weighted and rebalanced quarterly, in the S&P 500 Equal Weight Index (the “Equal Weight Index”). The exposure to the Equal Weight Index is expected to provide a higher level of beta than the capitalization weighted S&P 500 Index, as the Equal Weight Index has outperformed the market-capitalization weighted S&P 500 Index by an average of 1.8% annually since its introduction in 1990.
The other 50% of net assets is allocated in accordance with GPIM’s portable alpha model, which in this strategy currently consists of ETFs tracking the S&P 500, Russell 2000, and NASDAQ 100 Indices paired with options written for a notional amount of 100% of net assets against the S&P 500, Russell 2000, and NASDAQ 100 Indices. This portfolio will be actively rebalanced to maintain a constant net market exposure similar to the large cap U.S. equity market, which GPIM believes will allow the Fund to dynamically capture the volatility risk premium in both rising and falling equity markets.

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QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2018

Please provide an overview of the economic and market environment during the six months ended June 30, 2018.
As the U.S. economy powers along, with second quarter 2018 gross domestic product (“GDP”) tracking models pointing to a robust growth rate of nearly 5% annualized, geopolitical risk continues to weigh on the market. Positive headlines surrounding growth and the labor market are offset by concerns over trade tariffs launched by the U.S. against both its rivals and its allies. In May, the Trump administration allowed the aluminum and steel tariff exemptions to expire for Canada, Mexico, and the European Union, instituting 25% tariffs on steel and 10% tariffs on aluminum imported from these regions. In June, the U.S. administration announced it would also impose 25% tariffs on $50 billion worth of Chinese imports ($34 billion of which would be tariffed beginning in July), followed by publication of a list of $200 billion in additional Chinese goods to be targeted, to which China promised retaliation. The European Union has also announced retaliation, approving tariffs of 25% on a long list of American goods. Over this period, 10-year Treasury yields peaked at 3.1% and finished the quarter at 2.9%.
The bond market’s reaction to trade rhetoric indicates that there is a tug of war at hand. While fiscal stimulus pushed up bond yields initially, tariffs are weighing them down. Markets are right to be concerned about the consequences of trade tariffs. Outside of the U.S., these trade tariffs will have the intended impact of squeezing economic growth in export-heavy regions, but among the losers will also be U.S. consumers. Some corporations may slow or postpone hiring as they manage for rising input costs. Others will pass higher prices on to the consumer, causing disposable incomes to suffer. In either case, tariffs reduce the benefit of the fiscal stimulus.
The U.S. Federal Reserve’s (the “Fed”) confidence in the U.S. economy seems to have sharpened in recent weeks despite uncertainty. In the June Summary of Economic Projections (“SEP”), the U.S. Federal Reserve Open Market Committee’s (“FOMC”) median expectations for 2018 GDP growth rose from 2.7% to 2.8%. The FOMC now expects a lower unemployment rate, higher personal consumption expenditures inflation and a higher fed funds rate for 2018 and 2019 than previously expected. The Fed is determined to tighten financial conditions until economic growth and hiring slow to a more sustainable pace.
We believe that the net effect of all factors affecting rates—fiscal stimulus, tariffs, and monetary policy tightening—will keep long-term interest rates from moving much higher than current levels. The market is currently pricing this in to the yield curve; in July the difference between 30-year and two-year Treasury yields hit its lowest level since July 2007. The bond market is sending a warning signal that makes us wary of taking on too much credit risk at this stage.
We maintain our view that a recession will likely come in 2020 and markets will discount this as early as 2019. In the meantime, we are watching for exogenous factors that may cause the recession to come sooner than we currently expect.
How did the Fund perform for the six months ended June 30, 2018?
All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. For the six-month period ended June 30, 2018, the Fund provided a total return based on

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 9

QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2018

market price of 0.74% and a total return net of fees based on NAV of -0.71%. As of June 30, 2018, the Fund’s closing market price of $8.47 per share represented a premium of 0.12% to its NAV of $8.46 per share. As of December 31, 2017, the Fund’s closing market price of $8.90 per share represented a discount of 1.22% to its NAV of $9.01 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
What were the Fund’s distributions during the period?
In each quarter of the period, the Fund paid a distribution of $0.24 per share. The most recent distribution represents an annualized distribution rate of 11.33% based on the Fund’s closing market price of $8.47 as of June 30, 2018.
The Fund adopted a managed distribution policy effective with the June 30, 2017, distribution, under which the Fund will pay a quarterly distribution in a fixed amount until such amount is modified by the Fund’s Board of Trustees. If sufficient net investment income is not available, the distribution will be supplemented by capital gains and, to the extent necessary, return of capital.
There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 1(e) on page 40 for more information on distributions for the period.
Discuss market volatility over the period.
The market continued to chug along in the first half of 2018, although there were mixed returns among the major market indices. The NASDAQ 100 Index (10.65%) and Russell 2000 Index (7.66%) were among the best-performing measures, reflecting continuing outperformance of the tech sector and small caps. The new tax reform plan was expected to benefit small-sized companies given their typically higher tax brackets. For the first half, the S&P 500 Index eked out a small gain (2.65%), while the Dow Jones Industrial Average Index slipped (-0.73%), the only major U.S. index with a negative return for the first half.
The Chicago Board Options Exchange Volatility Index (“VIX”), which reflects market anticipation of trading conditions in the coming month, finished 2017 with the lowest average daily level in its history, following an abnormally quiet 2017 for equity volatility. That changed in 2018, with volatility registering its highest level in more than a year, as the short volatility trade went awry in February, setting off a 10% correction in U.S. stocks. The VIX ultimately retreated to its historical trading range before shifting up in June in response to increasing rhetoric around the implementation of trade tariffs. After averaging about 11 from January 2017 through January 2018, it has averaged about 18 since February 4, 2018.
The Fund’s long equity exposure is tied to the S&P 500 Equal Weight Index, which returned 1.77% for the period.

10 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2018

What most influenced the Fund’s performance?
For the period, the return on the underlying portfolio holdings contributed to performance. The Fund benefited from the allocation to ETFs that track the S&P 500 as well as other indices, some of which (including the NASDAQ 100 and Russell 2000) significantly outperformed the S&P 500.
The Fund’s derivative use, consisting mostly of options sold to generate income and gains, also contributed to the Fund’s return, as the implied-realized volatility spread that the Fund attempts to capture widened at times over the period. Although the VIX has been trading near historical lows, realized volatility has been even lower, as the S&P 500 has continued to glide steadily upward for the past few years.
The Fund typically does better in a sustained volatility environment, whether at a low or a high level, rather than in rapidly changing markets. A fast market rise, in particular, can be a headwind, as a result of the option strategy limiting upside potential.
Can you discuss the Fund’s approach to leverage?
Leverage was also a detractor from return during the period, as the Fund’s total return was below that of the cost of leverage. There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. Please see Note 6 on page 44 for more information on the Fund’s credit facility agreement.
Our approach to leverage is dynamic, and we tend to have a higher level of leverage when we are more constructive on equity market returns in accordance with our macroeconomic outlook and when we believe volatility is most attractive. Leverage at the end of the period was about 31% of the Fund’s total managed assets.
As the U.S. economy powers along, with second quarter 2018 gross domestic product (GDP) reaching a 4.1% annualized growth rate, geopolitical risk continues to weigh on the market. Positive headlines surrounding growth and the labor market are offset by concerns over trade tariffs launched by the U.S. against both its rivals and its allies.
Markets have started to focus more on trade and tariffs because of the concern over their potential negative impact on asset values and the negative impact on the economy.
Index Definitions
Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.
CBOE (Chicago Board Options Exchange) Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30 day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 Index over the next 30-day period, which is then annualized.
Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. The DJIA was invented by Charles Dow in 1896.

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QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2018

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on the Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.
Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.
S&P 500® Equal Weight Index has the same constituents as the S&P 500, but each company is assigned a fixed equal weight.
S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Risks and Other Considerations
Investing involves risk, including the possible loss of principal and fluctuation of value. Stock markets can be volatile. Investments in securities of small and medium capitalization companies may involve greater risk of loss and more abrupt fluctuations in market price than investments in larger companies. There are risks associated with options. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. The Fund’s use of leverage involves risk. Although the use of financial leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views may differ from views of other investment professionals at Guggenheim and should not be construed as research, investment advice or a recommendation of any kind regarding the fund or any issuer or security, do not constitute a solicitation to buy or sell any security and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation or particular needs of any specific investor.

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QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2018

The views expressed in this report may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
There can be no assurance that the Fund will achieve its investment objectives or that any investment strategies or techniques discussed herein will be effective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown.
Please see guggenheiminvestments.com/gpm for a detailed discussion about Fund risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 13

FUND SUMMARY (Unaudited)					June 30, 2018

Fund Statistics
Share Price					$8.47
Net Asset Value					$8.46
Premium to NAV					0.12%
Net Assets ($000)					$406,909

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED JUNE 30, 2018[1]
	Six Month
	(non-	One	Three	Five	Ten
	annualized)	Year	Year	Year	Year
Guggenheim Enhanced
Equity Income Fund
NAV	-0.71%	9.73%	10.08%	10.32%	5.22%
Market	0.74%	14.36%	13.46%	11.20%	7.56%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gpm. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
1Performance prior to June 22, 2010, under the name Old Mutual/Claymore Long-Short Fund was achieved through an investment strategy of a long-short strategy and an opportunistic covered call writing strategy by the previous investment sub-adviser, Analytic Investors, LLC, and factors in the Fund’s fees and expenses.
Portfolio Breakdown	% of Net Assets
Common Stocks
Consumer, Non-cyclical	21.3%
Financial	19.6%
Consumer, Cyclical	13.6%
Industrial	12.9%
Technology	9.4%
Energy	6.2%
Utilities	6.2%
Other	9.1%
Exchange-Traded Funds	45.3%
Money Market Fund	3.2%
Options Written	-1.4%
Total Investments	145.4%
Other Assets & Liabilities, net	-45.4%
Net Assets	100.0%

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PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

Portfolio breakdown is subject to change daily. For more information, please visit guggenheiminvestments.com/gpm. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results. All or a portion of the above distributions may be characterized as a return of capital. For the year ended December 31, 2017, 26.31% of the distributions were characterized as income, 43.67% of the distributions were characterized as capital gains and 30.02% of the distributions were characterized as return of capital. As of June 30, 2018, 56.70% of the distributions were estimated to be characterized as capital gains and 43.30% of the distributions were estimated to be characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2018 will be reported to shareholders in 2019.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 15

SCHEDULE OF INVESTMENTS (Unaudited)		June 30, 2018

	Shares	Value

COMMON STOCKS† – 98.3%

Consumer, Non-cyclical – 21.3%
Campbell Soup Co.[1]	23,934	$ 970,284
Vertex Pharmaceuticals, Inc.*,1	5,413	919,993
Kroger Co.[1]	32,135	914,241
McCormick & Company, Inc.[1]	7,875	914,209
Regeneron Pharmaceuticals, Inc.*,1	2,645	912,499
Church & Dwight Company, Inc.[1]	16,911	898,989
Kellogg Co.[1]	12,791	893,707
Kraft Heinz Co.[1]	13,938	875,585
Molson Coors Brewing Co. — Class B1	12,821	872,341
Clorox Co.[1]	6,429	869,522
PepsiCo, Inc.[1]	7,951	865,625
Alexion Pharmaceuticals, Inc.*,1	6,887	855,021
JM Smucker Co.[1]	7,949	854,359
Anthem, Inc.[1]	3,569	849,529
Bristol-Myers Squibb Co.[1]	15,330	848,362
Hologic, Inc.*,1	21,255	844,886
Becton Dickinson and Co.[1]	3,515	842,053
Monster Beverage Corp.*,1	14,689	841,680
Sysco Corp.[1]	12,319	841,264
General Mills, Inc.[1]	18,992	840,586
Mondelez International, Inc. — Class A1	20,486	839,926
Centene Corp.*,1	6,802	838,074
Hormel Foods Corp.[1]	22,506	837,448
Boston Scientific Corp.*,1	25,506	834,046
Colgate-Palmolive Co.[1]	12,866	833,845
Archer-Daniels-Midland Co.[1]	18,170	832,731
Kimberly-Clark Corp.[1]	7,891	831,238
Edwards Lifesciences Corp.*,1	5,706	830,623
Dentsply Sirona, Inc.[1]	18,969	830,273
Philip Morris International, Inc.[1]	10,261	828,473
Coty, Inc. — Class A1	58,671	827,261
Aetna, Inc.[1]	4,507	827,035
Hershey Co.[1]	8,880	826,373
Cooper Companies, Inc.[1]	3,509	826,194
Procter & Gamble Co.[1]	10,559	824,236
IHS Markit Ltd.*,1	15,935	822,087
Envision Healthcare Corp.*,1	18,674	821,843
Henry Schein, Inc.*,1	11,300	820,832
FleetCor Technologies, Inc.*,1	3,895	820,482
Celgene Corp.*,1	10,308	818,661
Quest Diagnostics, Inc.[1]	7,427	816,524

See notes to financial statements.
16 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		June 30, 2018

	Shares	Value

COMMON STOCKS† – 98.3% (continued)

Consumer, Non-cyclical – 21.3% (continued)
Amgen, Inc.[1]	4,421	$ 816,072
Humana, Inc.[1]	2,735	814,018
Coca-Cola Co.[1]	18,542	813,252
ABIOMED, Inc.*,1	1,988	813,191
Perrigo Company plc[1]	11,124	811,051
IDEXX Laboratories, Inc.*,1	3,709	808,340
Eli Lilly & Co.[1]	9,467	807,819
Automatic Data Processing, Inc.[1]	6,021	807,657
AmerisourceBergen Corp. — Class A1	9,466	807,166
Illumina, Inc.*,1	2,889	806,869
Nielsen Holdings plc[1]	26,086	806,840
Pfizer, Inc.[1]	22,223	806,251
Intuitive Surgical, Inc.*,1	1,682	804,803
S&P Global, Inc.[1]	3,947	804,754
Baxter International, Inc.[1]	10,898	804,708
PayPal Holdings, Inc.*,1	9,662	804,555
Align Technology, Inc.*,1	2,351	804,371
Verisk Analytics, Inc. — Class A*,1	7,472	804,286
Gilead Sciences, Inc.[1]	11,333	802,830
Express Scripts Holding Co.*,1	10,396	802,675
Altria Group, Inc.[1]	14,121	801,932
Medtronic plc[1]	9,348	800,282
Zoetis, Inc.[1]	9,391	800,019
Equifax, Inc.[1]	6,376	797,701
UnitedHealth Group, Inc.[1]	3,251	797,600
Allergan plc[1]	4,784	797,589
Johnson & Johnson[1]	6,569	797,083
DaVita, Inc.*,1	11,470	796,477
Western Union Co.[1]	39,161	796,143
CVS Health Corp.[1]	12,342	794,208
HCA Healthcare, Inc.[1]	7,733	793,406
Zimmer Biomet Holdings, Inc.[1]	7,117	793,119
Tyson Foods, Inc. — Class A1	11,518	793,014
Merck & Company, Inc.[1]	13,022	790,435
Total System Services, Inc.[1]	9,352	790,431
ResMed, Inc.[1]	7,631	790,419
Universal Health Services, Inc. — Class B1	7,068	787,658
Cintas Corp.[1]	4,256	787,658
Gartner, Inc.*,1	5,917	786,369
Abbott Laboratories[1]	12,880	785,551

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS (Unaudited) continued		June 30, 2018

	Shares	Value

COMMON STOCKS† – 98.3% (continued)

Consumer, Non-cyclical – 21.3% (continued)
Constellation Brands, Inc. — Class A1	3,585	$ 784,649
Laboratory Corporation of America Holdings*,1	4,359	782,571
Ecolab, Inc.[1]	5,574	782,199
Danaher Corp.[1]	7,912	780,756
Incyte Corp.*,1	11,640	779,880
Biogen, Inc.*,1	2,687	779,875
Cigna Corp.[1]	4,583	778,881
Thermo Fisher Scientific, Inc.[1]	3,755	777,811
IQVIA Holdings, Inc.*,1	7,791	777,698
Global Payments, Inc.[1]	6,960	775,970
Moody’s Corp.[1]	4,547	775,536
Conagra Brands, Inc.[1]	21,593	771,518
Avery Dennison Corp.[1]	7,543	770,140
Robert Half International, Inc.[1]	11,826	769,873
Stryker Corp.[1]	4,554	768,989
Varian Medical Systems, Inc.*,1	6,698	761,697
Estee Lauder Companies, Inc. — Class A1	5,324	759,682
Brown-Forman Corp. — Class B1	15,385	754,019
AbbVie, Inc.[1]	8,114	751,762
McKesson Corp.[1]	5,606	747,840
Cardinal Health, Inc.[1]	15,275	745,878
Nektar Therapeutics*,1	15,052	734,989
Quanta Services, Inc.*,1	21,960	733,464
United Rentals, Inc.*,1	4,886	721,271
Mylan N.V.*,1	19,703	712,066
H&R Block, Inc.[1]	27,957	636,861
Total Consumer, Non-cyclical		86,657,417
Financial – 19.6%
Welltower, Inc. REIT[1]	14,053	880,983
Equinix, Inc. REIT[1]	2,020	868,378
HCP, Inc. REIT[1]	33,481	864,479
Assurant, Inc.[1]	8,291	858,036
SBA Communications Corp. REIT*,1	5,180	855,322
Alliance Data Systems Corp.[1]	3,664	854,445
Public Storage REIT[1]	3,763	853,674
Federal Realty Investment Trust REIT[1]	6,743	853,327
Crown Castle International Corp. REIT[1]	7,909	852,748
Mid-America Apartment Communities, Inc. REIT[1]	8,463	851,970
Regency Centers Corp. REIT[1]	13,703	850,682

See notes to financial statements.
18 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		June 30, 2018

	Shares	Value

COMMON STOCKS† – 98.3% (continued)

Financial – 19.6% (continued)
American Tower Corp. — Class A REIT[1]	5,881	$ 847,864
Ventas, Inc. REIT[1]	14,860	846,277
Kimco Realty Corp. REIT[1]	49,752	845,287
Vornado Realty Trust REIT[1]	11,381	841,284
Simon Property Group, Inc. REIT[1]	4,928	838,696
AvalonBay Communities, Inc. REIT[1]	4,856	834,698
Boston Properties, Inc. REIT[1]	6,644	833,291
SL Green Realty Corp. REIT[1]	8,269	831,283
Digital Realty Trust, Inc. REIT[1]	7,438	829,932
Extra Space Storage, Inc. REIT[1]	8,314	829,820
Apartment Investment & Management Co. — Class A REIT[1]	19,543	826,669
Iron Mountain, Inc. REIT[1]	23,546	824,345
Duke Realty Corp. REIT[1]	28,375	823,726
Realty Income Corp. REIT[1]	15,298	822,879
UDR, Inc. REIT[1]	21,749	816,457
Cboe Global Markets, Inc.[1]	7,840	815,909
Everest Re Group Ltd.[1]	3,538	815,438
Macerich Co. REIT[1]	14,297	812,499
Prologis, Inc. REIT[1]	12,357	811,731
Wells Fargo & Co.[1]	14,636	811,420
XL Group Ltd.[1]	14,475	809,876
Essex Property Trust, Inc. REIT[1]	3,382	808,535
Alexandria Real Estate Equities, Inc. REIT[1]	6,407	808,371
Marsh & McLennan Companies, Inc.[1]	9,830	805,765
GGP, Inc. REIT[1]	39,426	805,473
Equity Residential REIT[1]	12,615	803,449
Jefferies Financial Group, Inc.[1]	35,324	803,268
Visa, Inc. — Class A1	6,048	801,058
CBRE Group, Inc. — Class A*,1	16,771	800,647
Mastercard, Inc. — Class A1	4,074	800,622
Ameriprise Financial, Inc.[1]	5,714	799,274
Citigroup, Inc.[1]	11,902	796,482
Allstate Corp.[1]	8,696	793,684
Intercontinental Exchange, Inc.[1]	10,771	792,207
American Express Co.[1]	8,068	790,664
Arthur J Gallagher & Co.[1]	12,023	784,861
Northern Trust Corp.[1]	7,622	784,228
American International Group, Inc.[1]	14,785	783,901
U.S. Bancorp[1]	15,657	783,163
M&T Bank Corp.[1]	4,601	782,860

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS (Unaudited) continued		June 30, 2018

	Shares	Value

COMMON STOCKS† – 98.3% (continued)

Financial – 19.6% (continued)
Hartford Financial Services Group, Inc.[1]	15,301	$ 782,340
Aon plc[1]	5,700	781,869
Nasdaq, Inc.[1]	8,566	781,819
CME Group, Inc. — Class A1	4,766	781,243
Willis Towers Watson plc[1]	5,153	781,195
Loews Corp.[1]	16,163	780,350
Weyerhaeuser Co. REIT[1]	21,384	779,661
Host Hotels & Resorts, Inc. REIT[1]	36,892	777,314
Berkshire Hathaway, Inc. — Class B*,1	4,157	775,904
KeyCorp[1]	39,675	775,249
Chubb Ltd.[1]	6,103	775,203
Invesco Ltd.[1]	29,178	774,968
Capital One Financial Corp.[1]	8,404	772,328
Goldman Sachs Group, Inc.[1]	3,492	770,230
Torchmark Corp.[1]	9,450	769,325
People’s United Financial, Inc.[1]	42,467	768,228
Comerica, Inc.[1]	8,447	768,001
Synchrony Financial[1]	22,988	767,339
Progressive Corp.[1]	12,968	767,057
Huntington Bancshares, Inc.[1]	51,940	766,634
Unum Group[1]	20,710	766,063
Bank of America Corp.[1]	27,155	765,499
Cincinnati Financial Corp.[1]	11,433	764,410
JPMorgan Chase & Co.[1]	7,334	764,203
Aflac, Inc.[1]	17,758	763,949
Bank of New York Mellon Corp.[1]	14,158	763,541
SunTrust Banks, Inc.[1]	11,554	762,795
E*TRADE Financial Corp.*,1	12,459	761,992
Discover Financial Services[1]	10,811	761,203
Principal Financial Group, Inc.[1]	14,347	759,674
Travelers Companies, Inc.[1]	6,205	759,120
Franklin Resources, Inc.[1]	23,683	759,040
Regions Financial Corp.[1]	42,645	758,228
Prudential Financial, Inc.[1]	8,105	757,899
State Street Corp.[1]	8,112	755,146
Citizens Financial Group, Inc.[1]	19,412	755,127
BB&T Corp.[1]	14,926	752,867
T. Rowe Price Group, Inc.[1]	6,469	750,986
Zions Bancorporation[1]	14,250	750,833
MetLife, Inc.[1]	17,189	749,440

See notes to financial statements.
20 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		June 30, 2018

	Shares	Value

COMMON STOCKS† – 98.3% (continued)

Financial – 19.6% (continued)
Morgan Stanley[1]	15,699	$ 744,133
BlackRock, Inc. — Class A1	1,483	740,076
PNC Financial Services Group, Inc.[1]	5,475	739,673
Fifth Third Bancorp[1]	25,619	735,265
Affiliated Managers Group, Inc.[1]	4,937	733,984
Lincoln National Corp.[1]	11,768	732,558
Raymond James Financial, Inc.[1]	8,101	723,824
SVB Financial Group*,1	2,502	722,478
Charles Schwab Corp.[1]	14,116	721,328
Brighthouse Financial, Inc.*,1	17,450	699,221
Total Financial		79,912,749
Consumer, Cyclical – 13.6%
Darden Restaurants, Inc.[1]	8,911	954,012
Hanesbrands, Inc.[1]	40,564	893,219
NIKE, Inc. — Class B1	10,880	866,918
Newell Brands, Inc.[1]	33,020	851,586
Dollar General Corp.[1]	8,587	846,678
Best Buy Company, Inc.[1]	11,270	840,517
Advance Auto Parts, Inc.[1]	6,187	839,576
Michael Kors Holdings Ltd.*,1	12,605	839,493
Dollar Tree, Inc.*,1	9,862	838,270
Costco Wholesale Corp.[1]	3,999	835,711
Leggett & Platt, Inc.[1]	18,674	833,607
Hasbro, Inc.[1]	9,022	832,821
Gap, Inc.[1]	25,675	831,613
Mohawk Industries, Inc.*,1	3,872	829,654
Walmart, Inc.[1]	9,660	827,379
Tapestry, Inc.[1]	17,624	823,217
Southwest Airlines Co.[1]	16,144	821,407
Copart, Inc.*	14,486	819,328
TJX Companies, Inc.[1]	8,583	816,930
Royal Caribbean Cruises Ltd.[1]	7,875	815,850
Tractor Supply Co.[1]	10,641	813,930
L Brands, Inc.[1]	22,031	812,503
United Continental Holdings, Inc.*,1	11,643	811,866
Tiffany & Co.[1]	6,165	811,314
AutoZone, Inc.*,1	1,208	810,483
CarMax, Inc.*,1	11,044	804,776
Ross Stores, Inc.[1]	9,494	804,617

See notes to financial statements.
GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS (Unaudited) continued		June 30, 2018

	Shares	Value

COMMON STOCKS† – 98.3% (continued)

Consumer, Cyclical – 13.6% (continued)
Nordstrom, Inc.[1]	15,532	$ 804,247
Harley-Davidson, Inc.[1]	19,107	804,022
Home Depot, Inc.[1]	4,109	801,666
Whirlpool Corp.[1]	5,474	800,463
WW Grainger, Inc.[1]	2,590	798,756
LKQ Corp.*,1	25,006	797,691
Target Corp.[1]	10,445	795,073
VF Corp.[1]	9,740	794,005
Lennar Corp. — Class A1	15,091	792,277
Genuine Parts Co.[1]	8,613	790,587
Alaska Air Group, Inc.[1]	13,074	789,539
O’Reilly Automotive, Inc.*,1	2,878	787,335
Mattel, Inc.[1]	47,853	785,746
Lowe’s Companies, Inc.[1]	8,131	777,080
Chipotle Mexican Grill, Inc. — Class A*,1	1,797	775,172
PACCAR, Inc.[1]	12,487	773,695
Walgreens Boots Alliance, Inc.[1]	12,854	771,433
MGM Resorts International[1]	26,476	768,598
Hilton Worldwide Holdings, Inc.[1]	9,685	766,665
Carnival Corp.[1]	13,373	766,407
Yum! Brands, Inc.[1]	9,797	766,321
Wynn Resorts Ltd.[1]	4,575	765,581
Macy’s, Inc.[1]	20,435	764,882
Kohl’s Corp.[1]	10,480	763,992
DR Horton, Inc.[1]	18,442	756,122
McDonald’s Corp.[1]	4,824	755,873
Ulta Beauty, Inc.*,1	3,220	751,741
Goodyear Tire & Rubber Co.[1]	32,198	749,891
Delta Air Lines, Inc.[1]	15,066	746,370
Ford Motor Co.[1]	67,350	745,564
Marriott International, Inc. — Class A1	5,889	745,547
Norwegian Cruise Line Holdings Ltd.*,1	15,747	744,046
Fastenal Co.[1]	15,428	742,550
Aptiv plc[1]	8,084	740,737
Foot Locker, Inc.[1]	13,831	728,202
General Motors Co.[1]	18,416	725,590
PVH Corp.[1]	4,846	725,543
Ralph Lauren Corp. — Class A1	5,729	720,250
PulteGroup, Inc.[1]	25,029	719,584
American Airlines Group, Inc.[1]	18,903	717,558

See notes to financial statements.
22 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		June 30, 2018

	Shares	Value

COMMON STOCKS† – 98.3% (continued)

Consumer, Cyclical – 13.6% (continued)
Starbucks Corp.[1]	14,398	$ 703,342
BorgWarner, Inc.[1]	16,292	703,163
Under Armour, Inc. — Class A*,1	17,489	393,153
Under Armour, Inc. — Class C*,1	17,401	366,813
Total Consumer, Cyclical		55,310,147
Industrial – 12.9%
Snap-on, Inc.[1]	5,192	834,458
Stericycle, Inc.*,1	12,615	823,633
Republic Services, Inc. — Class A1	11,942	816,355
TransDigm Group, Inc.[1]	2,355	812,805
Vulcan Materials Co.[1]	6,266	808,690
Ingersoll-Rand plc[1]	8,986	806,314
Garmin Ltd.[1]	13,176	803,736
Fortive Corp.[1]	10,421	803,563
Union Pacific Corp.[1]	5,639	798,934
United Technologies Corp.[1]	6,386	798,442
Norfolk Southern Corp.[1]	5,284	797,197
General Electric Co.[1]	58,503	796,226
Waste Management, Inc.[1]	9,749	792,984
Martin Marietta Materials, Inc.[1]	3,550	792,821
Mettler-Toledo International, Inc.*,1	1,370	792,723
Kansas City Southern[1]	7,459	790,356
Sealed Air Corp.[1]	18,606	789,825
Fluor Corp.[1]	16,188	789,650
Rockwell Collins, Inc.[1]	5,855	788,551
Roper Technologies, Inc.[1]	2,854	787,447
Masco Corp.[1]	20,971	784,735
Amphenol Corp. — Class A1	8,964	781,213
Flowserve Corp.[1]	19,325	780,730
Huntington Ingalls Industries, Inc.[1]	3,600	780,444
Corning, Inc.[1]	28,346	779,798
Expeditors International of Washington, Inc.[1]	10,650	778,515
Allegion plc[1]	10,046	777,159
Jacobs Engineering Group, Inc.[1]	12,236	776,864
AMETEK, Inc.[1]	10,758	776,297
3M Co.[1]	3,945	776,060
Johnson Controls International plc[1]	23,191	775,739
CSX Corp.[1]	12,150	774,927
Textron, Inc.[1]	11,756	774,838
Honeywell International, Inc.[1]	5,366	772,972

See notes to financial statements.
GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS (Unaudited) continued		June 30, 2018

	Shares	Value

COMMON STOCKS† – 98.3% (continued)

Industrial – 12.9% (continued)
Arconic, Inc.[1]	45,426	$ 772,696
CH Robinson Worldwide, Inc.[1]	9,227	771,931
Ball Corp.[1]	21,674	770,511
Emerson Electric Co.[1]	11,141	770,289
J.B. Hunt Transport Services, Inc.[1]	6,333	769,776
FLIR Systems, Inc.[1]	14,801	769,208
Waters Corp.*,1	3,969	768,359
L3 Technologies, Inc.[1]	3,990	767,357
Agilent Technologies, Inc.[1]	12,398	766,692
Illinois Tool Works, Inc.[1]	5,515	764,048
WestRock Co.[1]	13,368	762,243
PerkinElmer, Inc.[1]	10,408	762,178
Pentair plc[1]	18,110	762,069
Harris Corp.[1]	5,269	761,581
Rockwell Automation, Inc.[1]	4,578	761,001
Eaton Corporation plc[1]	10,142	758,013
Dover Corp.[1]	10,326	755,863
TE Connectivity Ltd.[1]	8,380	754,703
Cummins, Inc.[1]	5,672	754,376
General Dynamics Corp.[1]	4,023	749,927
Xylem, Inc.[1]	11,122	749,400
Fortune Brands Home & Security, Inc.[1]	13,926	747,687
Lockheed Martin Corp.[1]	2,528	746,847
Stanley Black & Decker, Inc.[1]	5,606	744,533
AO Smith Corp.[1]	12,568	743,397
Packaging Corporation of America[1]	6,645	742,844
United Parcel Service, Inc. — Class B1	6,989	742,441
Northrop Grumman Corp.[1]	2,407	740,634
Boeing Co.[1]	2,205	739,800
Raytheon Co.[1]	3,798	733,698
Parker-Hannifin Corp.[1]	4,664	726,885
Deere & Co.[1]	5,187	725,143
Caterpillar, Inc.[1]	5,247	711,861
FedEx Corp.[1]	3,132	711,152
Total Industrial		52,494,144
Technology – 9.4%
NetApp, Inc.[1]	10,961	860,768
Take-Two Interactive Software, Inc.*,1	7,185	850,417
Activision Blizzard, Inc.[1]	10,970	837,230
Cognizant Technology Solutions Corp. — Class A1	10,568	834,766

See notes to financial statements.
24 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		June 30, 2018

	Shares	Value

COMMON STOCKS† – 98.3% (continued)

Technology – 9.4% (continued)
Electronic Arts, Inc.*,1	5,911	$ 833,569
salesforce.com, Inc.*,1	6,103	832,449
ANSYS, Inc.*,1	4,732	824,220
Seagate Technology plc[1]	14,558	822,090
Accenture plc — Class A1	5,025	822,040
Paychex, Inc.[1]	11,954	817,056
Qorvo, Inc.*,1	10,166	815,008
Fidelity National Information Services, Inc.[1]	7,678	814,098
MSCI, Inc. — Class A1	4,901	810,772
Intuit, Inc.[1]	3,951	807,209
Cerner Corp.*,1	13,428	802,860
Advanced Micro Devices, Inc.*,1	53,438	801,036
Cadence Design Systems, Inc.*,1	18,492	800,889
CA, Inc.[1]	22,462	800,770
Fiserv, Inc.*,1	10,798	800,024
Citrix Systems, Inc.*,1	7,550	791,542
Adobe Systems, Inc.*,1	3,244	790,920
Microsoft Corp.[1]	8,019	790,754
Autodesk, Inc.*,1	6,031	790,604
Skyworks Solutions, Inc.[1]	8,165	789,147
Apple, Inc.[1]	4,251	786,903
Broadridge Financial Solutions, Inc.[1]	6,825	785,557
HP, Inc.[1]	34,371	779,878
International Business Machines Corp.[1]	5,576	778,967
Texas Instruments, Inc.[1]	7,041	776,270
Analog Devices, Inc.[1]	8,064	773,499
Synopsys, Inc.*,1	9,004	770,472
DXC Technology Co.[1]	9,527	767,972
Broadcom, Inc.[1]	3,159	766,500
Xilinx, Inc.[1]	11,719	764,782
Western Digital Corp.[1]	9,864	763,572
Akamai Technologies, Inc.*,1	10,384	760,420
QUALCOMM, Inc.[1]	13,524	758,967
Lam Research Corp.[1]	4,334	749,132
Oracle Corp.[1]	16,914	745,231
Hewlett Packard Enterprise Co.[1]	50,902	743,678
NVIDIA Corp.[1]	3,107	736,048
Applied Materials, Inc.[1]	15,932	735,899
Intel Corp.[1]	14,803	735,857
KLA-Tencor Corp.[1]	7,136	731,654

See notes to financial statements.
GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS (Unaudited) continued		June 30, 2018

	Shares	Value

COMMON STOCKS† – 98.3% (continued)

Technology – 9.4% (continued)
Microchip Technology, Inc.[1]	7,978	$ 725,599
IPG Photonics Corp.*,1	3,273	722,122
Xerox Corp.[1]	29,198	700,752
Micron Technology, Inc.*,1	13,275	696,141
Red Hat, Inc.*,1	4,764	640,139
Total Technology		38,236,249
Energy – 6.2%
Cimarex Energy Co.[1]	9,521	968,667
Apache Corp.[1]	19,293	901,948
Hess Corp.[1]	13,178	881,476
Concho Resources, Inc.*,1	6,352	878,799
EOG Resources, Inc.[1]	6,925	861,678
Kinder Morgan, Inc.[1]	48,364	854,592
Devon Energy Corp.[1]	19,330	849,747
Equities Corp.[1]	15,341	846,516
Williams Companies, Inc.[1]	31,200	845,832
Newfield Exploration Co.*,1	27,957	845,699
Noble Energy, Inc.[1]	23,926	844,109
Anadarko Petroleum Corp.[1]	11,414	836,076
ONEOK, Inc.[1]	11,905	831,326
National Oilwell Varco, Inc.[1]	19,139	830,633
Cabot Oil & Gas Corp. — Class A1	34,619	823,932
ConocoPhillips[1]	11,737	817,130
Chevron Corp.[1]	6,445	814,841
Marathon Oil Corp.[1]	38,825	809,890
Exxon Mobil Corp.[1]	9,748	806,452
Pioneer Natural Resources Co.[1]	4,217	798,025
Occidental Petroleum Corp.[1]	9,535	797,889
Helmerich & Payne, Inc.[1]	12,465	794,768
TechnipFMC plc[1]	24,998	793,436
Schlumberger Ltd.[1]	11,737	786,731
Phillips 66[1]	6,975	783,362
Baker Hughes a GE Co.[1]	23,485	775,709
Halliburton Co.[1]	16,943	763,452
Valero Energy Corp.[1]	6,807	754,420
Andeavor[1]	5,632	738,806
Marathon Petroleum Corp.[1]	10,317	723,841
HollyFrontier Corp.[1]	10,558	722,484
Total Energy		25,382,266

See notes to financial statements.
26 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		June 30, 2018

	Shares	Value

COMMON STOCKS† – 98.3% (continued)

Utilities – 6.2%
Sempra Energy[1]	8,034	$ 932,828
NiSource, Inc.[1]	34,649	910,576
PPL Corp.[1]	31,599	902,151
Eversource Energy[1]	15,215	891,751
Evergy, Inc.[1]	15,880	891,662
CenterPoint Energy, Inc.[1]	32,147	890,793
CMS Energy Corp.[1]	18,799	888,817
Dominion Energy, Inc.[1]	13,018	887,567
WEC Energy Group, Inc.[1]	13,706	886,093
Pinnacle West Capital Corp.[1]	10,953	882,374
Duke Energy Corp.[1]	11,145	881,347
American Electric Power Company, Inc.[1]	12,711	880,237
Alliant Energy Corp.[1]	20,773	879,113
FirstEnergy Corp.[1]	24,458	878,287
American Water Works Company, Inc.[1]	10,279	877,621
Ameren Corp.[1]	14,375	874,719
Consolidated Edison, Inc.[1]	11,202	873,532
Xcel Energy, Inc.[1]	19,090	872,031
Southern Co.[1]	18,829	871,971
DTE Energy Co.[1]	8,404	870,906
SCANA Corp.[1]	22,543	868,356
NextEra Energy, Inc.[1]	5,197	868,055
Exelon Corp.[1]	20,373	867,890
Public Service Enterprise Group, Inc.[1]	16,014	866,998
Edison International[1]	13,671	864,964
Entergy Corp.[1]	10,599	856,293
AES Corp.[1]	63,817	855,786
PG&E Corp.[1]	19,660	836,730
NRG Energy, Inc.[1]	24,583	754,698
Total Utilities		25,364,146
Communications – 6.0%
CBS Corp. — Class B1	15,938	896,034
Netflix, Inc.*,1	2,260	884,632
Viacom, Inc. — Class B1	29,198	880,612
Twitter, Inc.*,1	19,775	863,574
Charter Communications, Inc. — Class A*,1	2,939	861,744
CenturyLink, Inc.[1]	46,172	860,646
DISH Network Corp. — Class A*,1	25,403	853,795
Motorola Solutions, Inc.[1]	7,257	844,497

See notes to financial statements.
GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS (Unaudited) continued		June 30, 2018

	Shares	Value

COMMON STOCKS† – 98.3% (continued)

Communications – 6.0% (continued)
Omnicom Group, Inc.[1]	11,027	$ 841,029
Facebook, Inc. — Class A*,1	4,309	837,325
Verizon Communications, Inc.[1]	16,570	833,637
Comcast Corp. — Class A1	25,403	833,472
Interpublic Group of Companies, Inc.[1]	35,248	826,213
Amazon.com, Inc.*,1	484	822,703
Walt Disney Co.[1]	7,837	821,396
TripAdvisor, Inc.*,1	14,594	813,032
VeriSign, Inc.*,1	5,911	812,290
Expedia Group, Inc.[1]	6,741	810,201
Cisco Systems, Inc.[1]	18,743	806,511
Juniper Networks, Inc.[1]	29,188	800,335
F5 Networks, Inc.*,1	4,609	794,822
Symantec Corp.[1]	38,224	789,326
AT&T, Inc.[1]	24,089	773,498
Booking Holdings, Inc.*,1	381	772,321
eBay, Inc.*,1	20,227	733,431
Twenty-First Century Fox, Inc. — Class A1	14,431	717,076
Discovery, Inc. — Class C*,1	25,205	642,728
News Corp. — Class A1	38,890	602,795
Alphabet, Inc. — Class C*,1	365	407,212
Alphabet, Inc. — Class A*,1	358	404,250
Discovery, Inc. — Class A*,1	11,532	317,130
Twenty-First Century Fox, Inc. — Class B1	6,013	296,261
News Corp. — Class B1	12,365	195,985
Total Communications		24,250,513
Basic Materials – 3.1%
CF Industries Holdings, Inc.[1]	18,873	837,961
Sherwin-Williams Co.[1]	2,047	834,296
FMC Corp.[1]	9,194	820,197
PPG Industries, Inc.[1]	7,825	811,687
Praxair, Inc.[1]	5,099	806,407
Albemarle Corp.[1]	8,545	806,050
Newmont Mining Corp.[1]	21,233	800,696
International Flavors & Fragrances, Inc.[1]	6,447	799,170
Freeport-McMoRan, Inc.[1]	45,199	780,135
Mosaic Co.[1]	27,662	775,919
DowDuPont, Inc.[1]	11,727	773,044
Nucor Corp.[1]	12,190	761,875
LyondellBasell Industries N.V. — Class A1	6,901	758,075

See notes to financial statements.
28 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		June 30, 2018

	Shares	Value

COMMON STOCKS† – 98.3% (continued)

Basic Materials – 3.1% (continued)
Air Products & Chemicals, Inc.[1]	4,836	$ 753,110
Eastman Chemical Co.[1]	7,471	746,801
International Paper Co.[1]	13,857	721,673
Total Basic Materials		12,587,096
Total Common Stocks
(Cost $379,283,341)		400,194,727
EXCHANGE-TRADED FUNDS† – 45.3%
Invesco QQQ Trust Series 1[1,2]	359,414	61,693,413
SPDR S&P 500 ETF Trust[1,2]	226,850	61,539,868
iShares Russell 2000 Index ETF[1,2]	373,250	61,127,153
Total Exchange-Traded Funds
(Cost $151,538,951)		184,360,434
MONEY MARKET FUND† – 3.2%
Dreyfus Treasury Securities Cash Management Fund – Institutional Class 1.68%[3]	12,984,954	12,984,954
Total Money Market Fund
(Cost $12,984,954)		12,984,954
Total Investments – 146.8%
(Cost $543,807,246)		$ 597,540,115

	Contracts	Value
OPTIONS WRITTEN† – (1.4)%
Call options on:
BNP Paribas Russell 2000 Index Expiring July 2018 with strike price of $1,650.00
(Notional Value $122,080,027)	743	$ (1,578,875)
BNP Paribas S&P 500 Index Expiring July 2018 with strike price of $2,715.00
(Notional Value $122,870,324)	452	(1,638,500)
BNP Paribas NASDAQ-100 Index Expiring July 2018 with strike price of $7,020.00
(Notional Value $123,214,035)	175	(2,587,375)
Total Call options		(5,804,750)
Total Listed Options Written
(Premiums received $6,201,972)		(5,804,750)
Other Assets & Liabilities, net – (45.4)%		(184,826,251)
Total Net Assets – 100.0%		$ 406,909,114

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2018

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1	All or a portion of these securities have been physically segregated in connection with borrowings. As of June 30, 2018, the total market value of segregated securities was $335,356,368.
2	Security represents cover for outstanding options written.
3	Rate indicated is the 7 day yield as of June 30, 2018.
plc	Public Limited Company
REIT	Real Estate Investment Trust

See Sector Classification in Other Information section.
The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):
		Level 2	Level 3
	Level 1	Significant	Significant
Investments in Securities (Assets)	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$ 400,194,727	$ —	$ —	$ 400,194,727
Exchange-Traded Funds	184,360,434	—	—	184,360,434
Money Market Fund	12,984,954	—	—	12,984,954
Total Assets	$ 597,540,115	$ —	$ —	$ 597,540,115

		Level 2	Level 3
	Level 1	Significant	Significant
Investments in Securities (Liabilities)	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Options Written	$ 5,804,750	$ —	$ —	$ 5,804,750

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended June 30, 2018, there were no transfers between levels.

30 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	June 30, 2018

ASSETS:
Investments, at value (cost $543,807,246)	$597,540,115
Cash	6,282
Receivables:
Dividends	877,434
Fund shares sold	304,737
Interest	21,429
Investments sold	5,652
Total assets	598,755,649
LIABILITIES:
Borrowings	185,000,000
Options written, at value (premiums received $6,201,972)	5,804,750
Interest payable on borrowings	475,997
Investment advisory fees payable	399,624
Other liabilities	166,164
Total liabilities	191,846,535
NET ASSETS	$406,909,114
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 48,094,212 shares issued and outstanding	$480,942
Additional paid-in capital	386,814,908
Distributions in excess of net investment income	(23,446,535)
Accumulated net realized loss on investments	(11,070,292)
Net unrealized appreciation on investments	54,130,091
NET ASSETS	$406,909,114
Shares outstanding ($0.01 par value with unlimited amount authorized)	48,094,212
Net asset value	$8.46

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 31

STATEMENT OF OPERATIONS (Unaudited)	June 30, 2018
For the Six Months Ended June 30, 2018

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld (net of foreign tax withholding $3,523)	$4,849,510
Interest	94,354
Total investment income	4,943,864
EXPENSES:
Interest expense	2,483,886
Investment advisory fees	2,443,017
Professional fees	76,302
Administration fees	65,644
Trustees’ fees and expenses*	63,207
Fund accounting fees	58,836
Printing fees	52,401
Custodian fees	37,500
Listing fees	19,160
Transfer agent fees	10,027
Insurance	6,355
Other expenses	6,132
Total expenses	5,322,467
Net investment loss	(378,603)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	31,051,690
Options written	(17,972,318)
Net realized gain	13,079,372
Net change in unrealized appreciation (depreciation) on:
Investments	(14,856,107)
Options written	(1,408,029)
Net change in unrealized appreciation (depreciation)	(16,264,136)
Net realized and unrealized loss	(3,184,764)
Net decrease in net assets resulting from operations	$(3,563,367)
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

32 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	June 30, 2018

	Period Ended
	June 30, 2018	Year Ended
	(Unaudited)	December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(378,603)	$496,208
Net realized gain on investments	13,079,372	19,829,544
Net change in unrealized appreciation (depreciation)
on investments	(16,264,136)	41,748,915
Net increase (decrease) in net assets resulting from operations	(3,563,367)	62,074,667
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(23,067,932)	(10,303,133)
Return of capital	—	(11,759,225)
Capital gains	—	(17,102,746)
Total distributions to shareholders	(23,067,932)	(39,165,104)
SHAREHOLDER TRANSACTIONS:
Net proceeds from the issuance of shares due to merger	—	250,903,029 [a]
Reinvestments	498,537	—
Net increase in net assets resulting from shareholder transactions	498,537	250,903,029
Net increase (decrease) in net assets	(26,132,762)	273,812,592
NET ASSETS:
Beginning of period	433,041,876	159,229,284
End of period	$406,909,114	$433,041,876
Distributions in excess of net investment income at end of period	$(23,446,535)	$—
[a] Fund merger – See Note 8.

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 33

STATEMENT OF CASH FLOWS (Unaudited)	June 30, 2018
For the Six Months Ended June 30, 2018

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(3,563,367)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	14,856,107
Net change in unrealized (appreciation) depreciation on options written	1,408,029
Net realized (gain) loss on investments	(31,051,690)
Net realized (gain) loss on option written	17,972,318
Premiums received on options written	154,959,371
Cost of closed options written	(171,499,767)
Purchase of long-term investments	(77,803,789)
Proceeds from sale of long-term investments	130,450,958
Corporate actions and other payments	83,431
Net purchase of short-term investments	(687,537)
Increase in dividends receivable	(4,016)
Increase in fund shares sold receivable	(304,737)
Increase in interest receivable	(6,865)
Decrease in investments sold receivable	559,922
Decrease in tax reclaims receivable	3,523
Decrease in other assets	1,949
Increase in interest payable on borrowings	68,933
Decrease in investment advisory fees payable	(29,737)
Decrease in other liabilities	(23,685)
Net Cash Provided by Operating and Investing Activities	$35,389,351
Cash Flows From Financing Activities:
Distributions to common shareholders	(22,569,395)
Proceeds from borrowings	27,000,000
Payments made on borrowings	(40,000,000)
Net Cash Used in Financing Activities	(35,569,395)
Net decrease in cash	(180,044)
Cash at Beginning of Period	186,326
Cash at End of Period	$6,282
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$2,414,953
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$498,537

See notes to financial statements.

34 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	June 30, 2018

	Period
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018	December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)	2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$ 9.01	$ 8.35	$ 8.37	$ 9.19	$ 9.47	$ 8.93
Income from investment operations:
Net investment income (loss)(a)	(0.01)	0.01	0.06	0.06	(0.06)	(0.05)
Net gain (loss) on investments (realized and unrealized)	(0.06)	1.61	0.88	0.08	0.74	1.55
Total from investment operations	(0.07)	1.62	0.94	0.14	0.68	1.50
Less distributions from:
Net investment income	(0.48)	(0.25)	(0.47)	(0.53)	(0.96)	(0.69)
Return of capital	—	(0.29)	(0.49)	(0.43)	—	(0.27)
Capital gains	—	(0.42)	—	—	—	—
Total distributions to shareholders	(0.48)	(0.96)	(0.96)	(0.96)	(0.96)	(0.96)
Net asset value, end of period	$ 8.46	$ 9.01	$ 8.35	$ 8.37	$ 9.19	$ 9.47
Market value, end of period	$ 8.47	$ 8.90	$ 8.00	$ 7.68	$ 8.64	$ 8.85

Total Return(b)
Net asset value	-0.71%	20.25%	11.87%	1.71%	7.36%	17.60%
Market value	0.74%	24.34%	17.86%	0.28%	8.47%	20.27%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 406,909	$ 433,042	$ 159,229	$ 159,669	$ 175,241	$ 180,499
Ratio to average net assets of:
Net investment income, including interest expense(f)	(0.18)%(h)	0.14%	0.78%	0.69%	(0.69)%	(0.52)%
Total expenses, including interest expense	2.54%(h)	2.34%	2.16%	2.03%	1.83%	1.74%
Net expenses, including interest expense(c)(d)	2.54%(h)	2.32%(e)	2.01%	1.88%	1.69%	1.61%
Portfolio turnover rate	13%	67%	143%	358%	664%	610%

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 35

FINANCIAL HIGHLIGHTS continued	June 30, 2018

Period
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018	December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)	2017	2016	2015	2014	2013
Senior Indebtedness
Borrowings – committed facility agreement (in thousands)	$ 185,000	$ 198,000	$ 72,000	$ 80,000	$ 85,000	$ 62,500
Asset Coverage per $1,000 of borrowings(g)	$ 3,200	$ 3,187	$ 3,212	$ 2,996	$ 3,062	$ 3,888

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Excluding interest expense, the net expense ratios for period ended June 30, 2018 and the years ended December 31 would be:

June 30, 2018
(Unaudited)	2017	2016	2015	2014	2013
1.35%	1.44%(e)	1.46%	1.44%	1.35%	1.31%

(d)	Net expense information reflects the expense ratios after expense waivers.
(e)	Excluding interest and merger expenses, the net expense ratio for the year ended December 31, 2017 would be 1.37% – See Note 8.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.
(h)	Annualized.

See notes to financial statements.

34 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	June 30, 2018

Note 1 – Organization and Significant Accounting Policies
Organization
Guggenheim Enhanced Equity Income Fund (the “Fund” or “GPM”), a Delaware statutory trust is registered with the SEC as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s primary investment objective is to seek to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy which will follow a proprietary dynamic rules-based methodology. The Fund seeks to earn income and gains both from dividends paid by the securities owned by the Fund and cash premiums received from selling options.
Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
The net asset value per share (“NAV”) of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the Fund.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund's investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.
Valuations of the Fund's securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund's officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2018

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may note necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.
Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.
Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost provided such amount approximates market value.
Exchange-traded options are valued at the mean between the bid and ask prices on the principal exchange on which they are traded.
Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter (“OTC”) options are valued using the average bid price (for long options) or average ask price (for short options) obtained from one or more security dealers.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by Guggenheim Funds Investments Advisors, LLC (“GFIA” or the “Adviser”), subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.
(b) Options
When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as written options on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

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When a call option is purchased, the Fund obtains the right (but not the obligation) to buy the underlying instrument at the strike price at any time during the option period. When a put option is purchased, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at the strike price at any time during the option period. When the Fund purchases an option, an amount equal to the premium paid by the Fund is reflected as an asset and subsequently marked-to-market to reflect the current market value of the option purchased. Purchased options are included with Investments on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on purchased options are included with Investments on the Statement of Operations.
(c) Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Any such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt, if any, is shown as net realized gains or losses on foreign currency transactions on the Fund’s Statement of Operations.
Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, if any, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations.
(d) Investment Transactions and Investment Income
Security transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2018

(e) Distributions to Shareholders
The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
The Fund adopted a managed distribution policy (the “Distribution Policy”) effective with the December 31, 2017 distribution. Under the terms of the Distribution Policy, the Fund will pay a quarterly distribution in a fixed amount and will continue to do so until such amount is modified by the Board. If sufficient net investment income is not available, the distribution will be supplemented by short/long-term capital gains and, to the extent necessary, return of capital.
(f) Indemnifications
Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or their affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 2 – Derivatives
As part of its investment strategy, the Fund utilizes derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund may utilize derivatives for the following purposes:
Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Speculation: the use of an instrument to express macro-economic and other investment views.
Options Purchased and Written
The Fund employs an option strategy in attempt to generate income and gains from option premiums received from selling options. The Fund intends to pursue its options strategy utilizing a

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proprietary dynamic rules-based methodology. The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the OTC market as a means of achieving additional return or of hedging the value of the Fund’s portfolio.
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).
There are several risks associated with transactions in options on securities. As the writer of the covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
The following table represents the Fund’s use and volume of call options purchased on a quarterly basis:
	Average Number of	Average
Use	Contracts	Notional Amount
Hedge, Speculation	1,414	$(368,883,542)

Derivative Investment Holdings Categorized by Risk Exposure
The following table represents the types of derivatives in the Fund by the location as presented on the Statement of Assets and Liabilities as of June 30, 2018:
Statement of Assets and Liabilities
Presentation of Fair Values of Derivative Instruments:
	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Equity Risk	N/A	$—	Options written, at value	$5,804,750

The following table represents the effective of derivative investments on the Statement of Operations for the period ended June 30, 2018:

Effect of Derivative Instruments on the Statement of Operations
	Amount of Net Realized	Net Change in Unrealized
	Loss on Derivatives	Depreciation on Derivatives
Primary Risk Exposure	Options Written	Options Written
Equity Risk	$ (17,972,318)	$ (1,408,029)

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2018

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank.
The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.
Note 3 – Investment Advisory Agreement and Other Agreements
Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. Both GFIA and GPIM are indirect wholly-owned subsidiaries of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the supervision of the Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel.
Under the Advisory Agreement, GFIA is entitled to receive an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Prior to March 20, 2017, GFIA received an investment advisory fee at an annual rate equal to 1.00% of the average daily value of the Fund’s total managed assets. Under the terms of a fee waiver agreement, GFIA and the Fund had contractually agreed to a permanent ten (10) basis point reduction in the advisory fee, such that the Fund paid to the Adviser an investment advisory fee at an annual rate equal to 0.90% of the average daily value of the Fund’s total managed assets. Also under the terms of a fee waiver agreement, and for so long as the investment sub-adviser of the Fund was an affiliate of GFIA, GFIA had agreed to waive an additional ten (10) basis points of its advisory fee such that the Fund paid to GFIA an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Pursuant to the Sub-Advisory Agreement, the Adviser pays to GPIM a sub-advisory fee equal to 0.40% of the average daily value of the Fund’s total managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
Certain officers and Trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS is responsible for maintaining the books and records

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of the Fund’s securities and cash. The Bank of New York (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 4 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 5 – Securities Transactions
For the period ended June 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and options written, were as follows:
Purchases	Sales
$77,803,789	$130,450,958

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2018

Note 6 – Borrowings
The Fund has entered into a $90,000,000 committed credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide the pledged collateral to the lender. Interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. Effective March 20, 2017, in connection with the merger of Guggenheim Enhanced Equity Strategy Fund (GGE) and Guggenheim Equal Weight Enhanced Equity Income Fund (GEQ) (the “Target Funds”) with and into GPM the committed credit facility agreement was amended to a $250,000,000 maximum commitment amount. As of June 30, 2018, there was $185,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of the borrowings on the credit facility during the period ended June 30, 2018, was $193,047,514 with a related average interest rate of 2.56%. The maximum amount outstanding during the period was $205,000,000. As of June 30, 2018, the market value of the securities segregated as collateral is $335,356,368.
The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party, other than to the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 7 – Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.
Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2018

At June 30, 2018, the cost of securities for federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:
Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation
$538,738,093	$75,129,651	$(22,132,379)	$52,997,272

Note 8 – Mergers
On March 20, 2017, the mergers of Guggenheim Enhanced Equity Strategy Fund (GGE) and Guggenheim Equal Weight Enhanced Equity Income Fund (GEQ) (the “Target Funds”) with and into GPM (the “Acquiring Fund”) were completed.
In the mergers, common shareholders of GGE and GEQ, respectively, received newly-issued GPM common shares in tax- free transactions having an aggregate net asset value equal to the aggregate net asset value of their holdings of GGE and/or GEQ common shares, as applicable, as determined at the close of business on March 17, 2017. Fractional GPM shares were not issued in the mergers and consequently cash was distributed for any such fractional amounts. Relevant details pertaining to the mergers are as follows:
Fund	Nav/Share ($)	Conversion Ratio
Guggenheim Enhanced Equity Income Fund (GPM)	$ 8.66	N/A
Guggenheim Enhanced Equity Strategy Fund (GGE)	$ 18.48	2.13281431
Guggenheim Equal Weight Enhanced Equity Income Fund (GEQ)	$ 18.08	2.08664173

Note 9 – Capital
Common Shares
The Fund has unlimited amount of common shares, $0.01 par value, authorized 48,094,212 shares issued and outstanding. Transactions in common shares were as follows:
	Period Ended	Year Ended
	June 30, 2018	December 31, 2017
Beginning shares	48,036,872	19,077,318
Shares issued in fund merger	—	28,959,554
Shares reinvested	57,340	—
Ending shares	48,094,212	48,036,872

Note 10 – Subsequent Events
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 45

OTHER INFORMATION (Unaudited)	June 30, 2018

Expense Ratio Information
The expense ratios shown on the Financial Highlights page of this report do not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the expense ratio would increase by 0.07% for the period ended June 30, 2018.
Federal Income Tax Information
In January 2019, you will be advised on IRS Form 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2018.
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classifica -tion system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.
Trustees
The Trustees of the Guggenheim Enhanced Equity Income Fund and their principal business occupations during the past five years:

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes	Trustee	Since 2005	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	49	Current: Trustee, Purpose Investments Funds (2014-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
(1951)

Donald A.	Trustee and	Since 2014	Current: Retired. Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	48	Current: Midland Care, Inc. (2011-2016).
Chubb, Jr.	Chairman of
(1946)	the Valuation
Oversight
Committee

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OTHER INFORMATION (Unaudited) continued	June 30, 2018

				Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Jerry B. Farley	Trustee and	Since 2014	Current: President, Washburn University (1997-present).	48	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
(1946)	Chairman of
	the Audit
	Committee
Roman Friedrich III	Trustee and	Since 2011	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	48	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
(1946)	Chairman of
	the Contracts
	Review
	Committee
Ronald A. Nyberg	Trustee and	Since 2005	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	49
Current: PPM Fund Board (February 2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004- present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

(1953)	Chairman of
	the Nominating
	and Governance
	Committee

Maynard F.	Trustee	Since 2014	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	48
Current: Robert J. Dole Institute of Politics (2016-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present); Fort Hays State University Foundation (1999-present).

Former: Topeka Community Foundation (2009-2014).

Oliverius
(1943)

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OTHER INFORMATION (Unaudited) continued	June 30, 2018

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Ronald E.	Trustee and	Since 2005	Current: Portfolio Consultant (2010-present); Member, Governing Council (2003-present) and Executive Committee (2016-present), Independent Directors Council. Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	48
Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004- present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016); Bennett Group of Funds (2011-2013).

Toupin, Jr.	Chairman of
(1958)	the Board

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OTHER INFORMATION (Unaudited) continued	June 30, 2018

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Interested Trustee:
Amy J. Lee***	Trustee	Since	Current: Interested Trustee, certain other funds in the Fund Complex (February 2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017-February 2018); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	158	None.
(1961)		February 2018

Chief Legal
	Officer	Since 2014

	Vice President	Since 2012

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
This is the period for which the Trustee began serving the Fund. After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he or she serves:

—Messrs. Karn, Oliverius and Toupin, are Class III Trustees. The Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending December 31, 2019.

—Messrs. Barnes and Chubb and Ms. Lee are Class I Trustees. The Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending December 31, 2020.

—Messrs. Farley, Friedrich and Nyberg, are Class II Trustees. The Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending December 31, 2021.

***	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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OTHER INFORMATION (Unaudited) continued	June 30, 2018

Officers
The Officers of the Guggenheim Enhanced Equity Income Fund, who are not Trustees, and their principal occupations during the past five years:

Name, Address*	Position(s) held	Term of Office and	Principal Occupations
and Year of Birth	with the Trust	Length of Time Served**	During Past Five Years
Officers:
Brian E. Binder	President and	February 2018
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (February 2018- present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (January 2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (January 2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-January 2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

(1972)	Chief Executive
Officer

Joanna M. Catalucci	Chief Compliance	Since 2012
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present).

Former: AML Officer, certain funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

(1966)	Officer

James M. Howley	Assistant Treasurer	Since 2006
Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

(1972)

Keith D. Kemp	Assistant Treasurer	Since 2016
Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director of Guggenheim Partners Investment Management, LLC (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

(1960)

50 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	June 30, 2018

Name, Address*	Position(s) held	Term of Office and	Principal Occupations
and Year of Birth	with the Trust	Length of Time Served**	During Past Five Years
Officers continued:
Mark E. Mathiasen	Secretary	Since 2007	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)
Michael P. Megaris	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
(1984)
Adam J. Nelson	Assistant Treasurer	Since 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

(1979)

Kimberly J. Scott	Assistant Treasurer	Since 2012
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

(1974)

Bryan Stone	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

(1979)

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 51

OTHER INFORMATION (Unaudited) continued	June 30, 2018

Name, Address*	Position(s) held	Term of Office and	Principal Occupations
and Year of Birth	with the Trust	Length of Time Served**	During Past Five Years
Officers continued:
John L. Sullivan	Chief Financial	Since 2010
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

(1955)	Officer, Chief
Accounting Officer
and Treasurer

Jon Szafran	Assistant Treasurer	Since 2017
Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

(1989)

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

52 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	June 30, 2018

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company N.A. (the ”Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date; provided that, if the net asset value is less than or equal to 95% of the then current market price per common share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 53

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	June 30, 2018

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company N.A., P.O. Box 30170, College Station, TX 77842-3170; Attention Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

54 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ENHANCED EQUITY INCOME FUND (GPM)	June 30, 2018

Guggenheim Enhanced Equity Income Fund (the “Fund”) is a Delaware statutory trust that is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global financial services firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)
Under the terms of the Investment Advisory Agreement, GFIA is responsible for overseeing the activities of GPIM, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Board of Trustees of the Fund (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, and makes and executes recommendations for the purchase and sale of securities for the Fund.
Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Fund (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 26, 2018 (the “April Meeting”) and on May 22, 2018 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee’s annual contract review schedule.
As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by Guggenheim is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Fund and other information relevant to its evaluation of the Advisory Agreements.
In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 55

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ENHANCED EQUITY INCOME FUND (GPM) continued	June 30, 2018

The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board. In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience in governing the Fund and weighed the factors and standards discussed with Independent Legal Counsel.
Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term.
Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that, although the Adviser delegated portfolio management responsibility to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.1 As a result, the Committee did not evaluate the services provided to the Fund under the Investment Advisory Agreement and Sub-Advisory Agreement separately.
The Committee also considered the secondary market support services provided by Guggenheim to the Fund and noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund. In evaluating Guggenheim’s resources and capabilities, the Committee noted certain changes to the organization, including those in connection with the sale of Guggenheim’s exchange-traded fund business to Invesco Ltd., and considered Guggenheim’s commitment to focusing on, and investing resources in support of, the remaining funds in the Guggenheim fund complex, including the Fund.

1 Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Advisory Agreements.

56 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ENHANCED EQUITY INCOME FUND (GPM) continued	June 30, 2018

The Committee’s review of the services provided by Guggenheim included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In this connection, the Committee considered enhancements to Guggenheim’s compliance processes and programs, including in response to certain examination findings from the staff of the Securities and Exchange Commission.
In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, custodian and other service providers to the Fund. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to funds in the Guggenheim fund complex, including the OCFO’s resources, personnel and services provided.
With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). The Committee received the audited consolidated financial statements of GPIMH as supplemental information. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)
The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.
Investment Performance: The Fund commenced investment operations on August 25, 2005 and its investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. The Committee received data showing the Fund’s total return on a net asset value (“NAV”) and market price basis for the ten-year, five-year, three-year and one-year periods ended December 31, 2017, as well as total return based on NAV since inception. Noting that prior to June 22, 2010, the Fund employed a different strategy and unaffiliated investment sub-adviser, the Committee focused on five-year, three-year and one-year returns.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 57

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ENHANCED EQUITY INCOME FUND (GPM) continued	June 30, 2018

The Committee compared the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group of funds”) and, for NAV returns, performance versus the Fund’s benchmark for the same time periods. The Committee noted that the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe, and excludes funds that: (i) are sector, country or narrowly focused; (ii) do not invest substantially all of their assets in U.S. large-capitalization stocks; and (iii) generally do not utilize an option strategy. The Committee noted that the peer group of funds consists of 13 other U.S. equity covered called funds from four fund complexes. The Committee also considered that the peer group of funds is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting.
The Committee observed that the returns of the Fund exceeded the median returns of its peer group of funds on an NAV basis for the five-year, three-year and one-year periods ended December 31, 2017 (ranking in the 38th, 1st and 31st percentiles, respectively).
In addition, the Committee took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks and to peer groups of competing strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark, with the Fund’s risk metrics ranked against its peer group. In assessing the foregoing, the Committee considered Guggenheim’s statement that, relative to peer strategies, the Fund has tended to have lower tracking error over the past one-year and three-year periods, but higher total volatility and beta to the S&P 500 Index, reflecting the investment strategy’s target of a risk profile consistent with the Index. Guggenheim also stated that the Fund adopted its current options strategy in June 2015 to ensure more consistent performance, which it has delivered since that time, and transitioned to an Equal Weight S&P 500 beta exposure in 2017 following the merger of Guggenheim Enhanced Equity Strategy Fund (GGE) and Guggenheim Equal Weight Enhanced Equity Income Fund (GEQ) with and into the Fund.
The Committee also considered the Fund’s structure and form of leverage, and, among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2017, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2017 and annualized for the three-year and since-inception periods ended December 31, 2017.
After reviewing the foregoing and related factors, the Committee concluded that the Fund’s performance was acceptable.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) calculated at average managed assets for the latest fiscal year,2 and the Fund’s net effective management fee rate and total net expense ratio, in

2 Contractual advisory fee represents the percentile ranking of the Fund’s contractual advisory fee relative to peers assuming that the contractual advisory fee for each fund in the peer group is calculated on the basis of the Fund’s average managed assets.

58 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ENHANCED EQUITY INCOME FUND (GPM) continued	June 30, 2018

each case as a percentage of average net assets for the latest fiscal year, to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees (based on average net assets) and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses) of the peer group of funds.
The Committee observed that the Fund’s contractual advisory fee based on average managed assets was below the peer group median (ranking in the 1st percentile). The Committee also noted that although the net effective management fee (representing the combined effective advisory fee and administration fee, after any waivers and/or reimbursements) and total net expense ratio (excluding interest expense) on average net assets were above the peer group median (each ranking in the 100th percentile), none of the 13 other funds within the peer group of funds employs leverage. The Committee took into account additional expense ratio comparisons provided in the FUSE report, including the total net expense ratio, as a percentage of average managed assets for the latest fiscal year, after waivers and excluding interest (leverage) expenses for the Fund and each of its peer group constituent funds. The Committee noted that, when presented in this manner, the Fund’s total net expense ratio (which reflects the Adviser’s agreement, during the portion of the one-year period ended December 31, 2017 for which it was effective, to waive 10 basis points of its advisory fee for so long as an affiliate of the Adviser serves as sub-adviser to the Fund) was below both the peer group average and median.
The Committee also noted that the Adviser did not identify any other clients or accounts considered to have similar investment strategies and policies as the Fund.
With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2017, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2016. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.
The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 59

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ENHANCED EQUITY INCOME FUND (GPM) continued	June 30, 2018

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow (primarily through the appreciation of the Fund’s investment portfolio), whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Committee considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. In addition, the Committee took into account that given the relative size of the Fund, Guggenheim does not believe breakpoints are appropriate at this time. The Committee also noted that to the extent the Fund’s assets increase over time (whether through periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Committee also took into account the competitiveness of the Fund’s contractual advisory fee (based on average managed assets), which is below the peer group median.
The Committee determined that the Fund’s advisory fee was reasonable.
Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for the Fund—GFIA and GPIM, respectively—are part of Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Investment Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the Investment Advisory Agreement.
With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)
The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.
Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Investment Advisory Agreement.

60 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ENHANCED EQUITY INCOME FUND (GPM) continued	June 30, 2018

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate with respect to the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was not unreasonable.
Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement — Economies of Scale” above.)
Overall Conclusions
Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.
Thereafter, on May 23, 2018, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional annual term.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 61

FUND INFORMATION	June 30, 2018

Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds Investment
Donald A. Chubb, Jr.	Advisors, LLC
Jerry B. Farley	Chicago, IL
Roman Friedrich III
Amy J. Lee*	Investment Sub-Adviser
Ronald A. Nyberg	Guggenheim Partners Investment
Maynard F. Oliverius	Management, LLC
Ronald E. Toupin, Jr.,	Santa Monica, CA
Chairman
Accounting Agent and Administrator
* Trustee is an “interested person” (as defined	MUFG Investor Services (US), LLC
in Section 2(a)(19) of the 1940 Act)	Rockville, MD
(“Interested Trustee”) of the Fund because of
her affiliation with Guggenheim Investments.	Custodian
The Bank of New York Mellon
Principal Executive Officers	New York, NY
Brian E. Binder
President and Chief Executive Officer	Legal Counsel
Skadden, Arps, Slate, Meagher &
Joanna M. Catalucci	Flom LLP
Chief Compliance Officer	New York, NY

Amy J. Lee	Independent Registered Public
Vice President and Chief Legal Officer	Accounting Firm
Ernst & Young LLP
Mark E. Mathiasen	Tysons, VA
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer and Treasurer

62 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

FUND INFORMATION continued	June 30, 2018

Privacy Principles of Guggenheim Enhanced Equity Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Enhanced Equity Income Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Enhanced Equity Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 882-0688.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (866) 882-0688, by visiting the Fund’s website at guggenheiminvestments.com/gpm or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/gpm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 63

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.
Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(08/18)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GPM-SAR-0618

Item 2.  Code of Ethics.
 Not applicable.
Item 3.  Audit Committee Financial Expert.
Not applicable.
Item 4.  Principal Accountant Fees and Services.
Not applicable.
Item 5.  Audit Committee of Listed Registrants.
Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)	Not applicable.

(b)
There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant's most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second  fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable.
Item 13.  Exhibits.
(a)(1) Not applicable.
(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule     30a-2(a) of the Investment Company Act.
(a)(3) Not Applicable.
(b)     Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and  Section 906 of the Sarbanes-Oxley Act of 2002.
(c)      Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated December 9, 20131
  1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains as frequently as twelve times each year. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders.  In that regard, attached hereto are copies of each such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Guggenheim Enhanced Equity Income Fund
By:       /s/ Brian E. Binder
Name:  Brian E. Binder
Title:    President and Chief Executive Officer
Date:    September 7, 2018
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:       /s/ Brian E. Binder
Name:  Brian E. Binder
Title:    President and Chief Executive Officer
Date:    September 7, 2018
By:        /s/ John L. Sullivan
Name:  John L. Sullivan
Title:    Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:    September 7, 2018